UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 25, 2013


                        LEGACY TECHNOLOGY HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-50294                               84-1426725
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 422-8127
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2013, Legacy Technology Holdings, Inc. ("the Company") entered into a Plan and Agreement of Reorganization and Share Exchange Agreement ("the Agreement") with Genomic Integrated Wellness Systems, Inc. ("GIWS") and GIWS's sole shareholder, Charles Youngren.

The Agreement provides for the Company to issue 22,527,088 shares of its restricted common stock to be exchanged for 100% of the issued and outstanding equity of GIWS, making the Company the sole shareholder of GIWS. As a result of the issuance, the sole shareholder of GIWS, Charles Youngren, will hold 80% of the issued and outstanding common stock of the Company, post-acquisition.

Closing of the acquisition is contingent upon the delivery of audited financial statements by GIWS. In addition, at closing, the existing officers of the Company will resign and new officers will be appointed by GIWS's sole shareholder. Mr. Youngren will be appointed the Chief Operating Officer and a director of the Company. In addition, as, the sole shareholder of GIWS, Mr. Youngren will have the ability to appoint two new directors to the Company's Board of Directors.

GIWS was incorporated on November 15, 2012 in the state of Colorado, but has operations in Hawaii. GIWS was formed in order to develop and commercialize a web-based genomic preventative medicine solution using sophisticated and proprietary algorithms to analyze data, on individual patient lifestyle factors such as biometrics, diet, pharmaceuticals, endocrine and blood tests, and genetic markers. The aggregation of this Patient data in a Data Warehouse will facilitate analysis via a variety of Machine Learning Algorithms. Discovery of Genetic Marker patterns, endocrine and blood analysis detected trends, and associations with individual Patient factors can facilitate customized Individual Patient Preventative Medicine solutions by health professionals to mitigate the expression of undesirable Genetic characteristics and to enhance the expression of desirable Genetic characteristics.



                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

  Exhibit No.          Description
  ----------           ------------
  10.1                 Plan and Agreement of Reorganization and Share Exchange,
                       dated April 4, 2013


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         LEGACY TECHNOLOGY HOLDINGS, INC.



                       By:      /s/ Redgie Green
                                    -------------
                                    Redgie Green, Chief Executive Officer


 Date: June 26, 2013